FOURTH AMENDMENT
                                 TO THE
                          J&J SNACK FOODS CORP.
                       401(k) PROFIT SHARING PLAN




         THIS FOURTH AMENDMENT to the J&J Snack Foods Corp. 401(k) Profit Sharing Plan ("Plan"), which Plan was amended and restated effective January 1, 1989, amends and modifies the Plan pursuant to the right to amend reserved in Section 7.1 of the Plan, as follows:

                                   A.

              Section 1.14 is hereby deleted in its entirety and the following inserted in lieu thereof:

                   1.14 "Employee" means any person who
                   is employed by the Employer or
                   Affiliated Employer, but excludes the
                   following:

                   (a)
                      any person who is an independent
                      contractor, and

                   (b)
                      any person whose employment becomes
                      the subject matter of a collective
                      bargaining agreement between
                      employee representatives and the
                      Employer or Affiliated Employer
                      unless, through good faith
                      bargaining, such employees are
                      included as Employees.

                   Employee shall include Leased Employees
                   within the meaning of Code Sections
                   414(n)(2) and 414(o)(2) unless such
                   Leased Employees are covered by a Plan
                   described in Code Section 414(n)(5) and
                   such Leased Employees do not constitute
                   more than 20% of the recipient's non-
                   highly compensated workforce.











                                  B.

                 The second sentence of the second paragraph of
              Section 6.4(a) is hereby deleted in its entirety and the following inserted in lieu thereof:

                      . . . However, at the election of
                      the Terminated Participant, the
                      Administrator shall direct the
                      Trustee to cause the entire vested
                      portion of the Terminated
                      Participant's Combined Account to be
                      payable to such Terminated
                      Participant as soon as
                      administratively feasible after the
                      month in which the Participant
                      terminates employment with the
                      Employer or Affiliated Employer.


                                   C.

              The effective date of the provisions of this Fourth Amendment to the Plan shall be January 1,
              1997.


                                  D.

              Except as specifically amended above, the Plan shall remain unchanged and, as amended herein, shall continue in full force and effect.

         WITNESS the signature of the undersigned who is an authorized officer of J&J Snack Foods Corporation as of this 31st day of December, 1997.






                                       J&J SNACK FOODS CORPORATION


                                       By      /S/Dennis G. Moore



                                       Title    Senior Vice President






                             FIFTH AMENDMENT
                                  TO THE
                      J & J SNACK FOODS CORPORATION
                       401(k) PROFIT SHARING PLAN

      THIS FIFTH AMENDMENT to the J & J Snack Foods Corporation 401(k) Profit Sharing Plan ("Plan"), which Plan was amended and restated effective January 1, 1989, amends and modifies the Plan pursuant to the right to amend reserved in Section
    7.1 of the Plan, as follows:
                                   A.

      The last sentence of section 1.62 is hereby deleted in its entirety and the following is inserted in lieu thereof:

              All Years of Service with an Affiliated
              Employer, including service prior to the time the company became an Affiliated
              Employer, shall be recognized for
              eligibility and, unless determined
              otherwise from time to time by the Board of Directors of the company, for vesting.

                                   B.

      Article III is hereby amended by adding the following to the end thereof:

              3.9  ELIGIBILITY OF REHIRED EMPLOYEE

                   An Employee who is rehired by the Employer
              shall be eligible to begin participating in the Plan as of his date of rehire, provided he had met the eligibility rules outlined in Section 3.1, above, prior to his original termination of employment with the Employer. All other rehired Employees shall become eligible to begin participating in the Plan as outlined in Section 3.1, above.

                                       C.

      The effective date of the provisions of this Fifth Amendment to the Plan shall be January 1, 1998.

                                       D.

      Except as specifically amended above, the Plan shall remain unchanged and, as amended herein shall continue in full force and effect.

      WITNESS the signature of the undersigned who is an authorized officer of J & J Snack Foods Corporation as of this 14th day of July, 1998.

                                  J & J SNACK FOODS CORPORATION

                                  By        /S/Dennis G. Moore

                                  Title     Senior Vice President